SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 14, 2004

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On January 22, 2004, Inverness Medical Innovations, Inc. (the “Company”) announced its intention to commence an offering of up to $150 million of subordinated promissory notes due in 2012 (the “Notes”) through a private placement (the “Private Placement”). The Notes will be offered only to qualified institutional buyers in reliance on Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S of the Securities Act. Our press release announcing the Private Placement is attached hereto and incorporated herein by reference.

In addition, as of January 14, 2004, the Company converted all of the remaining outstanding shares of its series A redeemable convertible preferred stock into shares of its common stock at a ratio of two shares of common stock per share of series A redeemable convertible preferred stock.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press Release dated January 22, 2004, entitled “Inverness Medical Innovations Announces Proposed Private Placement of Senior Subordinated Promissory Notes”

99.2	The consolidating balance sheet as of September 30, 2003, and the related consolidating statement of operations and cash flows for the nine months ended September 30, 2003, for each of the Company, its subsidiaries serving as guarantors of the Notes and its other subsidiaries.

99.3	Unaudited pro forma financial information for the twelve months ended September 30, 2003 and reconciliation of income from continuing operations to EBITDA and pro forma EBITDA for various periods.

ITEM 9.    REGULATION FD DISCLOSURE

In connection with the Private Placement, the Company is hereby making available certain supplemental financial information that it anticipates providing to prospective purchasers of the Notes.

Exhibit 99.2 to this Current Report on Form 8-K, which is attached hereto and incorporated herein by reference, sets forth, on a consolidating basis, the balance sheet as of September 30, 2003, and the related statements of operations and cash flows for the nine months ended September 30, 2003, for each of the Company, its subsidiaries expected to serve as guarantors of the Notes, and its subsidiaries that are not expected to serve as guarantors of the Notes.

Exhibit 99.3 to this Current Report on Form 8-K, which is attached hereto and incorporated herein by reference, sets forth the Company’s unaudited pro forma financial information for the twelve months ended September 30, 2003; EBITDA for the nine month periods ended September 30, 2002 and 2003; pro forma EBITDA for the year ended December 31, 2002, and the nine and twelve month periods ended September 30, 2003; and a reconciliation of income from continuing operations to the foregoing EBITDA and pro forma EBITDA amounts, together with a table of other non-cash or unusual items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

By:	/s/ CHRISTOPHER J. LINDOP

Christopher J. Lindop Chief Financial Officer

Dated: January 22, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 22, 2004, entitled “Inverness Medical Innovations Announces $150 Million Private Placement of Senior Subordinated Promissory Notes”

99.2	The consolidating balance sheet as of September 30, 2003, and the related consolidating statements of operations and cash flows for the nine months ended September 30, 2003, for each of the Company, its subsidiaries serving as guarantors of the Notes and its other subsidiaries.

99.3	Unaudited pro forma financial information for the twelve months ended September 30, 2003 and reconciliation of income from continuing operations to EBITDA and pro forma EBITDA for various periods.

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